UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2016

ROLLINS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On April 12, 2016, Rollins, Inc. (NYSE:ROL), a premier global consumer and commercial services company announced that it has purchased its first two Critter Control franchises: Patrick Wildlife Services, Inc. dba Critter Control of Phoenix, and D’WL Services of CCSD, Inc. dba Critter Control of San Diego and Critter Control of Orange County. In addition, the company converted its existing Trutech operations in Phoenix and Tucson, AZ, and Las Vegas to Critter Control and will operate as Critter Control, Inc. in those markets going forward.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release Dated April 12, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: April 13, 2016	By:	/s/ Paul Edward Northen
	Name:	Paul Edward Northen
	Title:	Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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